EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VitaSpring Biomedical Co., Ltd (the “Company”) on Form 10-K for the years ended January 31, 2026, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Ssu-Chuan Lai, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

VITASPRING BIOMEDICAL CO., LTD.

Date: June 17, 2026	/s/ Ssu-Chuan Lai
Ssu-Chuan Lai
President and Chief Executive Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)